UNDERWRITING AGREEMENT

August 23, 2005

Citigroup Global Markets Inc.

   as Representative of the Several Underwriters

390 Greenwich Street, 6th Floor

New York, New York  10013

Ladies and Gentlemen:

Bayview Financial Securities Company, LLC (the “Depositor”), a Delaware limited liability company, has authorized the issuance and sale of Bayview Financial Mortgage Pass-Through Certificates, Series 2005-C (the “Securities”).  The Securities are designated as the Class A-IO, Class A-1A, Class A-1B, Class A-1C, Class A-2, M-1, Class M-2, Class M-3, Class M-4,  Class B-1, Class B-2 and Class B-3, Class X, Class P and Class R Certificates.

Only the Class A-IO, Class A-1A, Class A-1B, Class A-1C, Class A-2, M-1, Class M-2, Class M-3, Class M-4,  Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Underwritten Securities”) are being purchased by the Underwriters named in Schedule A hereto, and the Underwriters are purchasing only the Underwritten Securities set forth opposite their names in Schedule A, except that the amounts purchased by the Underwriters may change in accordance with Section 10 of this Agreement.  Citigroup Global Markets Inc. is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the “Representative.”  If only one underwriter is named in Schedule A, the terms “Underwriter,” “Underwriters” and “Representative” shall refer to that named underwriter.

The Securities will be issued under a pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of August 1, 2005, among the Depositor, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and Wachovia Bank, National Association, as trustee (in such capacity, the “Trustee”).  Capitalized but undefined terms shall have the meanings set forth in the Pooling and Servicing Agreement.

The Certificates will evidence fractional undivided interests in the trust fund (the “Trust”) formed pursuant to the Pooling and Servicing Agreement.  The assets of the Trust will consist primarily of a pool of adjustable rate, fully amortizing and balloon mortgage loans secured by first liens on single-family residential, multifamily, commercial and mixed use properties.  A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement.

The Securities are more fully described in a Registration Statement that the Depositor has furnished to the Underwriters.

SECTION 1.

Representations and Warranties of the Depositor and the Seller.

(a)

The Depositor represents and warrants to and agrees with the Underwriters that as of the date hereof and as of the Closing Date:

(i)

A Registration Statement on Form S-3 (No. 333-122059) relating to the Underwritten Securities (i) has been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations (the “Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder, (ii) has been filed with the Commission under the Securities Act and (iii) has become effective and is still effective as of the date hereof under the Securities Act.  Copies of such Registration Statement have been delivered by the Depositor to the Underwriters.  As used in this Agreement, “Effective Time” means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Registration Statement” means such registration statement, at the Effective Time, including any documents incorporated by reference therein at such time; “Basic Prospectus” means such final prospectus dated April 1, 2005, and “Prospectus Supplement” means the final prospectus supplement dated August 23, 2005, relating to the Underwritten Securities, to be filed with the Commission pursuant to paragraphs (2), (3) or (5) of Rule 424(b) of the Rules and Regulations.  “Prospectus” means the Basic Prospectus together with the Prospectus Supplement.  References made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the Prospectus, and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) after the date of the Prospectus and incorporated by reference in the Prospectus, and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.  The Commission has not issued any order preventing or suspending the use of the Prospectus or the effectiveness of the Registration Statement and no proceedings for such purpose are pending or, to the Depositor’s knowledge, threatened by the Commission.  There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement other than such documents or materials, if any, as any Underwriter delivers to the Depositor pursuant to Section 8(d) hereof for filing on Form 8-K.  The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

(ii)

The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform when they become effective or are filed with the Commission, as the case may be, in all material respects to the requirements of the Securities Act and the Rules and Regulations.  The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus as of its date and as amended or supplemented as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by any Underwriter through the Representative expressly for use therein, it being understood that such information is limited to the information set forth in the first, second and third paragraphs (including the table contained therein) under the caption “Method of Distribution” in the Prospectus Supplement (the “Underwriters’ Information”) and (ii) any Derived Information (as defined in Section 8(e)) contained in any Collateral Term Sheet, Structural Term Sheet, Series Term Sheet or Computational Materials (each as defined in Section 5(b)), in each case to the extent not included in the Prospectus.

(iii)

The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(iv)

The Depositor has been duly organized and is validly existing under the laws of its jurisdiction of formation, and is in good standing in all states and jurisdictions where the character of its assets or the nature of its activities make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Depositor.  The Depositor has duly complied with, and its assets, business operations and leaseholds are in compliance in all material respects with, the provisions of federal, state and local laws, rules, regulations and orders applicable to it and its assets or the conduct of its business and it possesses all required licenses, permits, authorizations and approvals to the extent material to the conduct of its businesses, the ownership of its properties and its execution, delivery and performance of this Agreement and the Basic Documents to which it is a party.

(v)

Except as disclosed in the Prospectus Supplement, there are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process before or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (A) which, if determined adversely to the Depositor, would have a material adverse effect on the business or financial condition of the Depositor, (B) asserting the invalidity of any of the Basic Documents or the Securities, (C) seeking to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by any of the Basic Documents to which it is a party or (D) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents or the Securities.

(vi)

This Agreement has been, and each of the other Basic Documents to which it is a party, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and each of the other Basic Documents to which it is a party, when executed and delivered as contemplated herein, will constitute a legal, valid and binding instrument enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to the effect of bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally, and court decisions with respect thereto, and to the application of equitable principles in any proceeding, whether at law or in equity, and with respect to rights of indemnity under any of the Basic Documents, limitations of public policy under applicable securities law.

(vii)

The execution, delivery and performance by the Depositor of the Basic Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor or any of its subsidiaries is subject, which breach or default would have a material adverse effect on the business, operations or financial condition of the Depositor or its ability to perform its obligations under any of the Basic Documents to which it is a party, nor will such actions result in any violation of the provisions of the certificate of formation or operating agreement of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which violation would have a material adverse effect on the business, operations or financial condition of the Depositor or its ability to perform its obligations under any of the Basic Documents to which it is a party.

(viii)

The direction by the Depositor to the Trustee to execute, authenticate, issue and deliver the Securities has been duly authorized by the Depositor and, assuming the Trustee has been duly authorized to undertake such actions, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Securities will be validly issued and outstanding and the holders of the Securities will be entitled to the rights and benefits of the Securities as provided by the Pooling and Servicing Agreement.

(ix)

No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Securities and the sale of the Underwritten Securities to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by the Basic Documents to which it is a party, except (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters or as have been obtained and (ii) such recordations of assignments of the Mortgage Loans pursuant to the Pooling and Servicing Agreement as have not yet been completed.

(x)

Immediately prior to the transfer of the Mortgage Loans contemplated by the Pooling and Servicing Agreement, the Depositor (i) will hold good title to the Mortgage Loans conveyed by the Depositor, subject to no liens, mortgages, charges, encumbrances or other security interest (collectively, “Liens”) that will not be released simultaneously with such transfer; (ii) will not have assigned to any person (other than the Trustee) any of its right, title or interest in the Mortgage Loans and (iii) will have the power and authority under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans to sell the Mortgage Loans to the Trustee and to sell the Underwritten Securities to the Underwriters.  Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired all of the Depositor’s right, title and interest in and to the Mortgage Loans.  Upon delivery to the Underwriters of the Securities, the Underwriters will have good title to the Securities free of any Liens.

(xi)

As of the Cut-off Date, the Mortgage Loans will conform, in all material respects, to the description thereof in the Prospectus.

(xii)

Neither the Depositor nor the Trust Fund is an “investment company” within the meaning of such term under the Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations of the Commission thereunder.

(xiii)

At the Closing Date, the Underwritten Securities and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

(xiv)

Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Basic Documents and the Securities have been paid or will be paid at or prior to the Closing Date.

(xv)

Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Depositor that are material and have not been disclosed, other than those in the ordinary course of business.

(xvi)

Any certificate signed by an officer of the Depositor and delivered to the Representative or counsel for the Representative in connection with an offering of the Underwritten Securities shall be deemed to be a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

(xvii)

All information provided in writing to the Underwriters by the Depositor in connection with the issuance and sale of the Underwritten Securities is true and correct in all material respects.

(xviii)

The Depositor hereby makes to the Underwriters the representations, warranties and covenants made by the Depositor in the Basic Documents, as applicable, as of the date of the execution and delivery of such agreements, and hereby incorporates each such representation, warranty and covenant into this Agreement for the benefit of the Underwriters as if set forth herein.

(b)

Bayview Financial, L.P., as seller (the “Seller”) represents and warrants to and agrees with the Underwriters that as of the date hereof and the Closing Date:

(i)

As of the date thereof and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(ii)

The Seller has been duly organized and is validly existing under the laws of its jurisdiction of formation, and is in good standing in all states and jurisdictions where the character of its assets or the nature of its activities make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Seller, and has not been known as or used any other corporate name since 1997 or any fictitious or trade names, except as was required to conduct business in a state other than its state of formation, in which case it used a name substantially similar to its name.  The Seller has duly complied with, and its assets, business operations and leaseholds are in compliance in all material respects with, the provisions of federal, state and local laws, rules, regulations and orders applicable to it and its assets or the conduct of its business and it possesses all required licenses, permits, authorizations and approvals to the extent material to the conduct of its businesses, the ownership of its properties and its execution, delivery and performance of this Agreement and the Basic Documents to which it is a party.

(iii)

Except as disclosed in the Prospectus Supplement, there are no actions, proceedings or investigations pending with respect to which the Seller has received service of process before or threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject (A) which, if determined adversely to the Seller, would have a material adverse effect on the business or financial condition of the Seller, (B) asserting the invalidity of any of the Basic Documents or the Securities, (C) seeking to prevent the issuance of the Securities or the consummation by the Seller of any of the transactions contemplated by any of the Basic Documents to which it is a party or (D) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities.

(iv)

This Agreement has been, and each of the other Basic Documents to which it is a party, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Seller, and this Agreement constitutes, and each of the other Basic Documents to which it is a party, when executed and delivered as contemplated herein, will constitute a legal, valid and binding instrument enforceable against the Seller in accordance with its terms, subject, as to enforceability, to the effect of bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally, and court decisions with respect thereto, and to the application of equitable principles in any proceeding, whether at law or in equity, and with respect to rights of indemnity under any of the Basic Documents, limitations of public policy under applicable securities law.

(v)

The execution, delivery and performance by the Seller of the Basic Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party, by which the Seller is bound or to which any of the properties or assets of the Seller or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Seller or its ability to perform its obligations under any of the Basic Documents to which it is a party, nor will such actions result in any violation of the provisions of any organizational document of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Seller or its ability to perform its obligations under any of the Basic Documents to which it is a party.

(vi)

Assuming the Trustee has been duly authorized to undertake such actions, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Securities will be validly issued and outstanding and the holders of the Securities will be entitled to the rights and benefits of the Securities as provided by the Pooling and Servicing Agreement.

(vii)

No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Securities and the sale of the Underwritten Securities to the Underwriters, or the consummation by the Seller of the other transactions contemplated by the Basic Documents to which it is a party; except (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters or as have been obtained and (ii) such recordations of assignments of the Mortgage Loans pursuant to the Pooling and Servicing Agreement as have not yet been completed.

(viii)

Immediately prior to the assignment of the Mortgage Loans by the Seller to the Depositor, the Seller will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any pledge, mortgage, lien, security interest or other encumbrance.

(ix)

As of the Cut-off Date, the Mortgage Loans will meet, in all material respects, the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus.

(x)

The Seller is not an “investment company” within the meaning of such term under the Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations of the Commission thereunder.

(xi)

At the Closing Date, the Underwritten Securities and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

(xii)

Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Basic Documents and the Securities have been paid or will be paid at or prior to the Closing Date.

(xiii)

Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Seller, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Seller that are material and have not been disclosed, other than those in the ordinary course of business.

(xiv)

Any certificate signed by an officer of the Seller and delivered to the Representative or counsel for the Representative in connection with an offering of the Underwritten Securities shall be deemed to be a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

(xv)

All information provided in writing to the Underwriters by the Seller in connection with the issuance and sale of the Underwritten Securities is true and correct in all material respects.

(xvi)

The Seller hereby makes to the Underwriters the representations, warranties and covenants made by the Seller in the Basic Documents, as applicable, as of the date of the execution and delivery of such agreements, and hereby incorporates each such representation, warranty and covenant into this Agreement for the benefit of the Underwriters as if set forth herein.

SECTION 2.

Purchase and Sale.  The several commitments of the Underwriters to purchase the Securities pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.  The Depositor agrees to instruct the Trustee to issue the Securities and agrees to sell to each Underwriter, and each Underwriter agrees (except as provided in Sections 10 and 11 hereof) severally and not jointly to purchase from the Depositor, the aggregate initial principal amounts or percentage interests of the Securities of each Class, as set forth opposite such Underwriter’s name on Schedule A, at the purchase price or prices (plus accrued interest, as appropriate) set forth on Schedule A.

SECTION 3.

Delivery and Payment.  Delivery of and payment for the Underwritten Securities shall be made at the offices of McKee Nelson LLP, 1919 M Street, N.W., Washington, D.C. 20036, or at such other place as shall be agreed upon by the Representative and the Depositor at 10:00 a.m. New York City time on August 31, 2005, or at such other time or date as shall be agreed upon by the Representative and the Depositor (such date being referred to as the “Closing Date”).  Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor or its designee.  Delivery of the Underwritten Securities shall be made to the Representative for the accounts of the several Underwriters against payment of the purchase price thereof.  The Underwritten Securities so delivered will, unless otherwise specified, be initially represented by one or more certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”).  The interests of the beneficial owners of the Underwritten Securities will, unless otherwise specified, be represented by book entries on the records of DTC and participating members thereof.  Definitive Underwritten Securities will be available only, unless otherwise specified, under the limited circumstances specified in the Pooling and Servicing Agreement.

SECTION 4.

Offering by the Underwriters.  It is understood that, subject to the terms and conditions hereof, the several Underwriters propose to offer the Underwritten Securities for sale to the public as set forth in the Prospectus.

SECTION 5.

Agreements.

(a)

The Depositor agrees as follows:

(i)

To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the availability of the Prospectus to the Underwriters; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the termination of the offering of the Underwritten Securities or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters or their counsel with copies thereof without charge; to file promptly all reports required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Underwritten Securities; to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or the institution of, or to the knowledge of the Depositor the threatening of, any proceeding for such purpose, or of:  (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose or (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information.  In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

(ii)

To furnish to the Underwriters and to counsel for the Underwriters upon request a copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii)

To deliver promptly to the Underwriters without charge such number as the Underwriters shall reasonably request of the Prospectus and any amended or supplemented Prospectus.  If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Closing Date in connection with the offering or sale of the Underwritten Securities, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriters and, upon any Underwriters’ request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required to deliver a Prospectus in connection with sales of any of the Underwritten Securities at any time nine months or more after the Effective Time, upon the request of the Underwriters but at their expense the Depositor shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(iv)

To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor, be required by the Securities Act or requested by the Commission.  Neither the Underwriters’ consent to nor their distribution of any amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(v)

To furnish the Underwriters and counsel for the Underwriters, prior to filing with the Commission, the following documents relating to the Underwritten Securities:  (i) any Post-Effective Amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations.

(vi)

To use commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may reasonably designate prior to the execution of this Agreement, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Underwritten Securities.  The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Underwritten Securities have been so qualified; provided, however, that the Depositor shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is now so subject.

(vii)

The Depositor shall cause the Pooling and Servicing Agreement to provide that so long as the Underwritten Securities shall be outstanding, the Trustee shall deliver to the Underwriters:  (i) the annual statement as to compliance delivered to the Trustee pursuant to Section 4.28 of the Pooling and Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 4.29 of the Pooling and Servicing Agreement; (iii) the monthly servicing report furnished to the Trustee and (iv) the monthly reports furnished to the Certificateholders pursuant to Section 6.08 of the Pooling and Servicing Agreement.

(viii)

To the extent that the Underwriters have complied with the terms of Section 5(b) with respect to Collateral Term Sheets, Structural Term Sheets and Computational Materials, to file with the Commission any such materials delivered to investors in accordance with Section 5(b) within the applicable period of time prescribed by the applicable no-action letter (as specified in Section 5(b)(vi)).

(b)

Each Underwriter severally represents, warrants, covenants and agrees with the Depositor as to itself that:

(i)

It either (A) has not provided any potential investor with a Collateral Term Sheet (that is required to be filed with the Commission within two business days of first use under the terms of the Public Securities Association Letter as described below) or (B) has at least one Business Day prior to its first delivery of such Collateral Term Sheet to a potential investor, delivered such Collateral Term Sheet to the Depositor and its counsel.  An Underwriter shall not deliver any Collateral Term Sheet to a potential investor if the Seller or the Depositor reasonably objects to the content of such Collateral Term Sheet.

(ii)

It either (A) has not provided any potential investor with a Structural Term Sheet, Series Term Sheets or Computational Materials or (B) has at least one Business Day prior to delivery of such materials to a potential investor, delivered any such Structural Term Sheet, Series Term Sheets or Computational Materials to the Depositor and its counsel.  An Underwriter shall not deliver any Structural Term Sheet, Series Term Sheet or Computational Materials to a potential investor if the Seller or the Depositor reasonably objects to the content of such Structural Term Sheet, Series Term Sheet or Computational Materials.

(iii)

Each Collateral Term Sheet bears a legend indicating that the information contained therein will be superseded by the description of the collateral contained in the Prospectus Supplement and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets.

(iv)

It (at its own expense) agrees to obtain and provide to the Depositor and the Seller one or more accountants’ letters in form and substance reasonably satisfactory to the Representative, the Depositor and the Seller relating to the Collateral Term Sheets, Structural Term Sheets, Series Term Sheets and Computational Materials, which accountants’ letters shall be addressed to the Depositor and the Seller and delivered to the Depositor and the Seller prior to the date on which such materials are required to be filed with the Commission.

(v)

It has not provided and will not provide, without the prior written consent of the Depositor, any Collateral Term Sheets, Structural Term Sheets, Series Term Sheets or Computational Materials to any investor after the date of this Agreement and prior to the delivery of the Prospectus to such investor.

For purposes of this Agreement, Series Term Sheets, Collateral Term Sheets and Structural Term Sheets shall have the respective meanings assigned to them (a) in the case of Series Term Sheets, in the no-action letter addressed to Greenwood Trust Company, Discover Card Master Trust I dated April 5, 1996, and (b) in the case of Collateral Term Sheets and Structural Term Sheets, in the February 13, 1995, letter of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the Commission staff’s response thereto, are publicly available February 17, 1995).  The term “Collateral Term Sheet” as used herein includes any subsequent Collateral Term Sheet that reflects a substantive change in the information presented.  Computational Materials has the meaning assigned to it in the no-action letter dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation, the no-action letter dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association and the no-action letter of February 17, 1995, issued by the Commission to the Public Securities Association.

SECTION 6.

Conditions to the Underwriters’ Obligations.  The several obligations of the Underwriters hereunder to purchase the Underwritten Securities pursuant to this Agreement are subject to the following conditions as of the Closing Date:

(a)

Each of the obligations of each of the Depositor and the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of the Basic Documents to which it is a party shall have been duly performed and complied with, all of the representations and warranties of the Depositor and the Seller (other than any representation or warranty as to the Mortgage Loans or other Collateral) under any of the Basic Documents to which it is a party shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred that, with notice or the passage of time, would constitute a default under any of the Basic Documents to which it is a party, and the Representative shall have received certificates to the effect of the foregoing, each signed by an authorized officer of the Depositor or the Seller, as applicable.

(b)

Prior to the Closing Date, (i) the Depositor shall have received verbal confirmation of the effectiveness of the Registration Statement and (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Depositor shall be contemplated, by the Commission.  Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

(c)

The Representative shall have received letters dated on or before the date on which the Prospectus Supplement is dated and printed, in form and substance reasonably acceptable to the Underwriters and their counsel, prepared by Deloitte & Touche LLP (i) regarding certain numerical information contained or incorporated by reference in the Prospectus Supplement and (ii) relating to certain agreed upon procedures as requested by the Underwriters relating to the Mortgage Loans, or shall have waived compliance with this condition.

(d)

The Securities shall have received the ratings specified in the Prospectus Supplement.

(e)

The Representative shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Representative and its counsel:

(i)

the Basic Documents and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Underwriters and their affiliates;

(ii)

an officer’s certificate of an officer of the Seller and an officer’s certificate of an officer of the Depositor, in each case dated as of the Closing Date and reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters with a copy of the organizational documents of the Seller or the Depositor, as applicable;

(iii)

an opinion of in-house counsel to the Seller, dated the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, as to various corporate matters;

(iv)

an opinion of in-house counsel to the Depositor, dated the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, as to various corporate matters;

(v)

an opinion of Sidley Austin Brown & Wood LLP, counsel to the Underwriters, dated the Closing Date, reasonably satisfactory in form and substance to the Representative as to various matters;

(vi)

such opinions of McKee Nelson LLP, counsel to the Depositor, in form reasonably satisfactory to the Representative, counsel for the Underwriters, Moody’s, Fitch and S&P as to such additional matters not opined to in the opinion delivered pursuant to clause (iv) above as shall be required for the assignment of the ratings specified in the Prospectus to the Underwritten Securities;

(vii)

an opinion of counsel to the Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, counsel for the Underwriters and the Rating Agencies; and

(viii)

an officer’s certificate of an officer of the Trustee, dated as of the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(f)

All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(g)

The Seller and the Depositor shall have furnished the Representative with such other certificates of its officers or others and such other documents or opinions as the Representative or counsel for the Underwriters may reasonably request.

(h)

Subsequent to the execution and delivery of this Agreement none of the following shall have occurred:  (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or New York state authorities; (iii) the United States shall have become engaged in material hostilities, there shall have been an escalation of such hostilities involving the United States or there shall have been a declaration of war by the United States; (iv) a material disruption in settlement or clearing operations shall occur; or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) that is material and adverse and, in the case of any of the events specified in clauses (i) through (v), either individually or together with any other such event specified in clauses (i) through (v) makes it, in the reasonable judgment of the Representative, impractical or inadvisable to market the Underwritten Securities.

(i)

There shall not have occurred any development that has caused a material adverse change in the financial condition or business operations of the Seller or the Depositor, which adverse change makes it impractical or inadvisable to market the Underwritten Securities.

If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 7 and 8.

SECTION 7.

Payment of Expenses.

(a)

The Seller agrees to pay (i) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (iii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any preliminary prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (iv) the costs of reproducing and distributing this Agreement; (v) any fees charged by securities rating agencies for rating the Underwritten Securities; (vi) the cost of accountants’ comfort letters relating to the Prospectus (except as otherwise agreed herein or in a separate letter agreement between the Depositor and the Representative); and (vii) all other costs and expenses incidental to the performance of the obligations of the Depositor and the Seller (including costs and expenses of counsel to the Depositor and the Seller).

(b)

The Underwriters shall be solely responsible for (i) the costs and expenses of the Underwriters, including the costs and expenses of their counsel and any Blue Sky or legal investment surveys, and (ii) any due diligence expenses incurred by them, any transfer taxes on the Underwritten Securities that they may sell, the expenses of advertising any offering of the Underwritten Securities made by the Underwriters, and the cost of any accountants’ comfort letters relating to any Computational Materials, Collateral Term Sheets, Structural Term Sheets and Series Term Sheets.

If this Agreement is terminated because of a breach by the Depositor or the Seller of any covenant or agreement hereunder (other than the failure of the closing condition set forth in Section 6(h) to be met), the Depositor and the Seller shall cause the Underwriters to be reimbursed for all reasonable out-of-pocket expenses, including fees and disbursements of counsel for the Underwriters.

SECTION 8.

Indemnification and Contribution.

(a)

Each of the Seller and the Depositor indemnifies and holds harmless each Underwriter, each Underwriter’s respective officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i)

against any and all losses, claims, expenses, damages or liabilities, joint or several, to which such Underwriter, its officers, directors or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof, including but not limited to any loss, claim, expense, damage or liability related to purchases and sales of the Underwritten Securities) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Seller and the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents (x) in reliance upon and in conformity with any Underwriters’ Information or (y) in any Derived Information in any Collateral Term Sheet, Structural Term Sheet, Series Term Sheet or Computational Materials, except in the case of clause (y) to the extent that any untrue statement or alleged untrue statement or omission therein results from an error or material omission in the information either in the Prospectus for which the Depositor or the Seller is responsible or concerning the characteristics of the Mortgage Loans furnished by the Seller to the Underwriters for use in the preparation of any Collateral Term Sheet, Structural Term Sheet, Series Term Sheet and/or Computational Materials (any such information, the “Pool Information”); provided, further, that no indemnity shall be provided by either the Depositor or the Seller for any error in the Pool Information that was superseded or corrected by the delivery to the Underwriters of corrected written or electronic information, or for which the Seller or the Depositor provided written notice of such error to the Underwriters, in each case prior to the confirmation of the sale of the applicable Securities and the Underwriters failed to correct such error (any such uncorrected Pool Information, a “Pool Error”);

(ii)

against any and all loss, liability, claim, damage and expense whatsoever, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Depositor or the Seller; and

(iii)

against any and all expense whatsoever (including the fees and disbursements of counsel chosen by any such Underwriter), reasonably incurred in investigating, preparing to defend or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or clause (ii) above.

This indemnity agreement will be in addition to any liability that the Depositor may otherwise have.

(b)

Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each of the Seller and the Depositor, each of their partners or managers, each of their officers and each person, if any, who controls the Seller or the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, expenses, damages or liabilities to which the Seller or the Depositor or any such partner, manager, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) Derived Information provided by such Underwriter and (ii) the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of, or are based upon, the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, but with respect to clause (b)(ii) above, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters’ Information of such Underwriter; and will reimburse any legal or other expenses reasonably incurred by the Seller, the Depositor or any such director, officer or controlling person in connection with investigating, preparing to defend or defending any such loss, claim, expense, damage, liability or action.  This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

(c)

Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action described therein, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the claim or commencement of the action; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 8.  In case any such claim or action is brought against any indemnified party, and it notifies the indemnifying party thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish to do so, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election to assume the defense of such claim or action and the appointment of counsel as provided under this Section 8, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:  (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party); or (iv) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the related Underwriter, if the indemnified parties under this Section 8 consist of one Underwriter or any of its controlling persons, by the Representative, if the indemnified parties under this Section 8 consist of more than one Underwriter or their controlling persons or the Depositor or the Seller, if the indemnified parties under this Section 8 consist of the Depositor or any of the Depositor’s directors, officers or controlling persons or the Seller or any of the Seller’s directors, officers or controlling persons.

No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability (to the extent set forth in Section 8(a) or Section 8(b) as applicable) by reason of such settlement or judgment.

Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(d)

If the indemnification provided for in Section 8(a) or 8(b) is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor or the Seller on the one hand and the Underwriters on the other from the offering of the Underwritten Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor or the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.  The relative benefits received by the Depositor or the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor or the Seller bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or the Seller or by the Representative on behalf of the several Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to above in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of underwriting discounts and commissions received by such Underwriter.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)

For purposes hereof, as to each Underwriter, the term “Derived Information” means such information, if any, in the Series Term Sheets, Collateral Term Sheets, Structural Term Sheets and/or Computational Materials that is not contained in (i) the Prospectus, the Registration Statement or amendments or supplements to either, taking into account information incorporated therein by reference (other than information incorporated by reference from the Series Term Sheets, Collateral Term Sheets, Structural Term Sheets and/or Computational Materials) or (ii) any Pool Information, except to the extent that any omission or alleged omission in Derived Information results from a Pool Error.

SECTION 9.

Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Depositor or the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Depositor or the Seller, and shall survive delivery of any Securities to the Underwriters.

SECTION 10.

Default by One or More of the Underwriters.  If one or more of the Underwriters participating in the public offering of the Underwritten Securities shall fail at the Closing Date to purchase the Underwritten Securities that it is (or they are) obligated to purchase hereunder (the “Defaulted Securities”), then the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth.  If, however, the non-defaulting Underwriters have not completed such arrangements within such 24-hour period, then

(a)

if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Underwritten Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters named in this Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters; or

(b)

if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Underwritten Securities to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of the Depositor or any non-defaulting Underwriters.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

In the event of a default by any Underwriter as set forth in this Section 10, each of the non-defaulting Underwriters and the Depositor shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

SECTION 11.

Termination of Agreement.  The Underwriters may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if the events set forth in Section 6(h) of this Agreement shall occur and be continuing, or if any other closing condition set forth in Section 6 shall not have been fulfilled when required to be fulfilled.  In the event of any such termination, the provisions of Section 7, Section 8, Section 9, Section 14 and Section 16 shall remain in effect.

SECTION 12.

Notices.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)

if to the Underwriters, shall be delivered or sent to the Representative by mail, telex or facsimile transmission to Citigroup Global Markets Inc., 390 Greenwich Street, 6th Floor, New York, New York 10013, Facsimile (212) 723-8604, Attention: Randy Appleyard;

(b)

if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to Bayview Financial Securities Company, LLC, 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida  33146, Facsimile (305) 854-2031, Attention:  Thomas F. Carr; and

(c)

if to the Seller, shall be delivered or sent by mail, telex or facsimile transmission to Bayview Financial, L.P., 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida  33146, Facsimile (305) 854-2031, Attention:  Thomas F. Carr.

SECTION 13.

Persons Entitled to the Benefit of this Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Seller and the Depositor, and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any of the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of each Underwriter’s respective officers and directors and for the benefit of directors of the Seller and the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Seller and the Depositor within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 14.

Survival.  The respective indemnities, representations, warranties and agreements of the Depositor, the Seller and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Underwritten Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

SECTION 15.

Definition of the Term “Business Day.”  For purposes of this Agreement, “Business Day” means any day on which the New York Stock Exchange, Inc. is open for trading.

SECTION 16.

Governing Law:  Submission to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The parties hereto hereby submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

SECTION 17.

Counterparts.  This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

SECTION 18.

Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

SECTION 19.

No Fiduciary Duty.  The Depositor and the Seller hereby acknowledge that (a) the Underwriters are acting as a principal and not as an agent or fiduciary of the Depositor and the Seller and (b) their engagement of the Underwriters in connection with an offering of the Underwritten Securities is as independent contractors and not in any other capacity. Furthermore, each of the Depositor and the Seller agrees that it is solely responsible for making its own judgments in connection with an offering of the Underwritten Securities (irrespective of whether any of the Underwriters has advised or is currently advising the Depositor or the Seller on related or other matters).

If the foregoing correctly sets forth the agreement among the Depositor, the Seller and the Underwriters, please indicate your acceptance in the space provided for the purpose below.

Very truly yours,

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:  /s/ Stuart Waldman

Name:  Stuart Waldman

Title:    Vice President

BAYVIEW FINANCIAL, L.P.

By:  BAYVIEW FINANCIAL MANAGEMENT CORP.,
       its General Partner

By:  /s/ Stuart Waldman

Name:  Stuart Waldman

Title:    Senior Vice President

CONFIRMED AND ACCEPTED,

as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

Acting on its own behalf and as Representative

of the Several Underwriters referred to in

the foregoing Agreement

By: /s/ Randy Appleyard

      Name:   Randy Appleyard

      Title:     Director

SCHEDULE A

Underwritten Securities

Class	Original Class Principal or Notional Balance Amount(1)	Initial Interest Rate(2)	Purchase Price Percentage	Amount to be purchased by Citigroup Global Markets Inc.	Amount to be purchased by Lehman Brothers Inc.	Amount to be purchased by Merrill Lynch, Pierce, Fenner & Smith Incorporated
A-IO Callable	$157,970,614.00(3)	Variable	5.574926%	$157,970,614		
A-1A Callable	$ 58,626,000.00	Adjustable	99.80000%	$ 41,429,040	$ 8,598,480	$ 8,598,480
A-1B Callable	$ 27,438,000.00	Adjustable	99.80000%	$ 19,389,520	$ 4,024,240	$ 4,024,240
A-1C Callable	$ 33,936,000.00	Adjustable	99.80000%	$ 23,981,440	$ 4,977,280	$ 4,977,280
A-2 Callable	$139,138,000.00	Adjustable	99.80000%	$ 98,324,187	$20,406,907	$20,406,907
M-1 Callable	$ 16,253,000.00	Adjustable	99.60000%	$ 11,485,453	$ 2,383,774	$ 2,383,774
M-2 Callable	$ 5,012,000.00	Adjustable	99.50000%	$ 3,541,813	$ 735,094	$ 735,094
M-3 Callable	$ 8,050,000.00	Adjustable	99.45000%	$ 5,688,667	$ 1,180,667	$ 1,180,667
M-4 Callable	$ 3,037,000.00	Adjustable	99.35000%	$ 2,146,147	$ 445,427	$ 445,427
B-1 Callable	$ 3,037,000.00	Adjustable	99.30000%	$ 2,146,147	$ 445,427	$ 445,427
B-2 Callable	$ 2,430,000.00	Adjustable	99.30000%	$ 1,717,200	$ 356,400	$ 356,400
B-3 Callable	$ 3,037,000.00	Adjustable	99.30000%	$ 2,146,147	$ 445,427	$ 445,427

____________

(1)

These balances are approximate, as described in the Prospectus Supplement.

(2)

Reflects the interest rate as of the closing date, as described in the Prospectus Supplement.

(3)

Initial notional balance.  The Class A-IO Certificates are interest-only certificates; they will not be entitled to payments of principal and will accrue interest on their class notional balance, as described in the Prospectus Supplement.